WELLS FARGO (logo)	MAC Dl0S0-084 Three Wells Fargo Building 401 S. Tryon Street, Floor 8 Charlotte, NC 28202 Tel: 800 3261334 wellsfargo.com

2020 Certification Regarding Compliance with Applicable Servicing Criteria

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial and multifamily loans (the “Platform”), except for servicing criteria 1122(d)(l)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), 1122(d)(4)(ii), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2020. Appendix A to this letter identifies the commercial mortgage and multifamily pools and other structures involving the commercial and multifamily loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and l l22(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion l 122(d)(4)(iii), there were no activities performed during the year ended December 31, 2020 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria l 122(d)(4)(i), l 122(d)(4)(vi), l 122(d)(4)(xi), and l 122(d)(4)(xii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 11010) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2020. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2020, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform. The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2020, or for the Reporting Period with respect to the Platform taken as a whole.

The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2020, or for the Reporting Period with respect to the Platform taken as a whole.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2020.

February 23, 2021

/s/ Sean Reilly

Sean Reilly
Managing Director,
Commercial Mortgage Servicing
Wells Fargo Bank, National Association

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other
Structures

20 Times Square 2018-20TS	(Pearlmark) Prep Investment Advisors WH	1155 AVE OF THE AMERICAS SERVICING

1166 AVENUE OF AMERICAS 2005-C6	1166 AVENUE OF THE AMERICAS 2002-C5	1211 Avenue of the Americas 2015-1211

1345 Aveneu of the Americas Park Ave FB 2005-1	1345FB2005 (COMPANION)	2001-CMLB-1

225 LIBERTY STREET TRUST 2016-225L	225 LIBERTY STREET TRUST 2016-225L Companion	245 PARK AVE TRUST 2017-245P

245 PARK AVE TRUST 2017-245P C	280 PARK AVENUE 2017-280P	299 PARK SERVICING AGREEMENT

3 WORLD TRADE CENTER 2014	530 Broadway Pref Holder LLC and 530 Broadway Mezz Holder LLC	7 WORLD TRADE CENTER 2012-WTC

7 WORLD TRADE CENTER 2012-WTC COMPANION	733 THIRD SERVICING AGREEMEMNT	7th Peak Capital I, LLC

91 CROSBY WAREHOUSE	A10 2013-1 BACK UP SERVICER	ACAM 2019- FL1

ACAM 2019-FL1 COMPANION	ACCESS TO CAPITAL ENTREPREN	ACCOR MEZZ WAREHOUSE

ACM 2016-1	ACM TRAFFORD V LLC WAREHOUSE	ACORE CAPITAL WAREHOUSE

Acore Credit IV REIT (DB Repo)	ACORE Credit IV REIT (MS) SPV LLC	ACORE Credit IV REIT (WF) SPV LLC

ACORE Credit IV REIT II SPV LLC	ACORE Credit IV TRS, LLC	ACRE 2017-FL3

AFHT 2019-FAIR	AG MIT CREL (ANGELO GORDON ENTITY) REPO	AHPT 2017-ATRM

APPENDIX A

AHPT 2018-ATRM	AHT 2018-ASHF	AHT 2018-KEYS

ALTSHULER & FORETHOUGHT WAREHOUSE	AMERICOLD 2010-ART	Annaly CRE LLC

AOA 2015-1177	ARCHETYPE & BARCLAYS REPO	AREIT 2018-CLO

AREIT 2018-CLO COMPANION	AREIT 2018-CRE2	AREIT 2018-CRE2 COMPANION

AREIT 2019-CRE3	AREIT 2019-CRE3 COMPANION	AREIT 2020-CRE4 CLO

AREIT 2020-CRE4 COMPANION	ARTEMIS REAL ESTATE PARTNERS W	AVATAR WAREHOUSE

Aventura Mall Trust 2018-AVM	Aventura Mall Trust 2018-AVM COMPANION	BACM 2016-UBS10

BACM 2017 BNK3	BACM 2017 BNK3 COMPANION	BACM2007-1

BA-FUNB 2001-3	BALDR SHERWOOD FUND WH	BAMLL 2013-DSNY

BAMLL 2013-WBRK	BAMLL 2014 - FL1	BAMLL 2014-520M

BAMLL 2014-8SPR	BAMLL 2014-FL1 COMPANION	BAMLL 2014-ICTS

BAMLL 2014-IP	BAMLL 2015-200P	BAMLL 2015-ASHF

BAMLL 2015-ASHF MZ A	BAMLL 2015-ASHF MZ B	BAMLL 2015-ASTR

APPENDIX A

BAMLL 2015-HAUL	BAMLL 2016-ASHF-SPECIAL SERVIC	BAMLL 2016-ISQR

BAMLL 2016-SS1	BAMLL 2017-SCH	BAMLL 2017-SCH COMPANION

BAMLL 2018-DSNY	BAMLL 2020-BOC	BAMLL 2020-BOC COMPANION

BANC OF AMERICA COMM MTG 2007-3	BANCORP 2016 CRE1	BANCORP 2016 CRE1 COMPANION

BANCORP 2017-CRE2	BANCORP 2017-CRE2 COMPANION	BANCORP 2018-CRE3

BANCORP 2018-CRE3 COMPANION	BANCORP 2018-CRE4	BANCORP 2018-CRE4 COMPANION

BANCORP BANK WAREHOUSE	BANK 2017-BNK4	BANK 2017-BNK4 COMPANION

BANK 2017-BNK5	BANK 2017-BNK5 COMPANION	BANK 2017-BNK6

BANK 2017-BNK6 COMPANION	BANK 2017-BNK7	BANK 2017-BNK7 COMPANION

BANK 2017-BNK8	BANK 2017-BNK8 COMPANION	BANK 2017-BNK9

BANK 2017-BNK9 COMPANION	BANK 2018-BNK10	BANK 2018-BNK10 COMPANION

BANK 2018-BNK11	BANK 2018-BNK11 COMPANION	BANK 2018-BNK12

BANK 2018-BNK12 COMPANION	BANK 2018-BNK13	BANK 2018-BNK13 COMPANION

APPENDIX A

BANK 2018-BNK14	BANK 2018-BNK14 COMPANION	BANK 2018-BNK15

BANK 2018-BNK15 COMPANION	BANK 2019-BNK16	BANK 2019-BNK16 COMPANION

BANK 2019-BNK17	BANK 2019-BNK17 COMPANION	BANK 2019-BNK18

BANK 2019-BNK18 COMPANION	BANK 2019-BNK19	BANK 2019-BNK19 COMPANION

BANK 2019-BNK20	BANK 2019-BNK20 COMPANION	BANK 2019-BNK21

BANK 2019-BNK21 COMPANION	BANK 2019-BNK22	BANK 2019-BNK22 COMPANION

BANK 2019-BNK23	BANK 2019-BNK23 COMPANION	BANK 2019-BNK24

BANK 2019-BNK24 COMPANION	BANK 2020-BNK25	BANK 2020-BNK25 COMPANION

BANK 2020-BNK26	BANK 2020-BNK26 COMPANION	BANK 2020-BNK27

BANK 2020-BNK27 COMPANION	BANK 2020-BNK28	BANK 2020-BNK28 COMPANION

BANK 2020-BNK29	BANK 2020-BNK29 COMPANION	BANK 2020-BNK30

BANK 2020-BNK30 COMPANION	BANK OF AMERICA WAREHOUSE	BANK OF NEW YORK MELLON

BARCLAYS WAREHOUSE	BASIS BIG REAL ESTATE WAREHOUSE	BASIS RE CAPITAL II (REPO)

APPENDIX A

BASIS UBS AG REPO	Bayview Commercial Mortgage Finance LLC	BAYVIEW WAREHOUSE

BB 2013-TYSN	BBCMS 2014-BXO	BBCMS 2015-MSQ

BBCMS 2015-MSQ COMPANION	BBCMS 2016-ETC	BBCMS 2016-ETC COMPANION

BBCMS 2017 C1 Companion	BBCMS 2017-C1	BBCMS 2017-GLKS

BBCMS 2018-BXH	BBCMS 2018-C2	BBCMS 2018-C2 COMPANION

BBCMS 2018-CHR	BBCMS 2018-CHRS COMPANION	BBCMS 2018-EXCL

BBCMS 2018-RRI	BBCMS 2019-C4	BBCMS 2019-C4 COMPANION

BBCMS 2019-CLP	BBCMS 2020-C7	BBCMS 2020-C7 COMPANION

BBCMS 2020-C8 SPECIAL SERVICER	BBCRE 2015-GTP	BBSG 2016-MRP

BB-UBS 2012-SHOW	BB-UBS 2012-TFT	BDS 2018-FL1 COMPANION

BDS 2018-FL2	BDS 2018-FL2 COMPANION	BDS 2019-FL4

BDS 2019-FL4 COMPANION	BDS 2020-FL5	BDS 2020-FL5 COMPANION

BDS 2020-FL6	BDS 2020-FL6 COMPANION	BENCHMARK 2018-B1

APPENDIX A

BENCHMARK 2018-B1 COMPANION	BENCHMARK 2019-B9	BENCHMARK 2019-B9 COMPANION

BENEFIT REPO	BENEFIT STREET PARTNERS	BENEFIT STREET PARTNERS WH

BERKSHIRE MEZZ	BERRY ENTERPRISES WAREHOUSE	BHMS 2014-ATLS

BHMS 2018-ATLS	BHR 2018-PRME	BLACKROCK WELLS FARGO WH

BLACKSTONE (BRE/MWT)	BMARK 2018- B5	BMARK 2018-B4

BMARK 2018-B4 COMPANION	BMARK 2018-B5 COMPANION	BMC MORTGAGES VI

BRDIGE BDS III WELLS REPO	BRIDGE CRE 2018-FL1	BRIDGE CRE 2019-FL3

BRIDGE CRE 2019-FL3 COMPANION	BRIGADE CAPITAL MGMT WAREHOUSE	BROE WAREHOUSE

BSB06001	BSC03PWR2	BSC04PWR3

BSC04PWR4	BSC04PWR5	BSC04PWR6

BSC05PWR10	BSC05PWR7	BSC05PWR8

BSC05PWR9	BSC06PWR11	BSC06PWR12

BSC06PWR13	BSC06PWR14	BSC07PWR15

APPENDIX A

BSC07PWR16	BSC07PWR17	BSC07PWR18

BSC99WF2	BSCM03TOP10	BSCM03TOP12

BSCM04TOP14	BSCM04TOP16	BSCM05TOP18

BSCM06TOP22	BSCM06TOP24	BSCM07TOP26

BSCM07TOP28	BSCM07TOP28 (COMPANION) 2_STARWOOD	BSCMS05TOP20

BSCMS05TOP20 (COMPANION) 1_NYLIFE	BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE	BSCMS05TOP20 (COMPANION) 3_METLIFE

BSCMS05TOP20 (COMPANION)_LANDESBAN K	BSPCC I WAREHOUSE	BSPCC II WAREHOUSE

BSPRT BB FIX WAREHOUSE	BSPRT SUB LENDER II, LLC WH	BUCHANAN FUND V

BUCHANAN MORTGAGE CAPITAL	Business Center for New America	BWAY 2013-1515

BWAY 2015-1740	BX 2018-IND	BXP 2017-CC

BXP 2017-CC COMPANION	BXP 2017-GM	BXP 2017-GM COMPANION

BXT 2017-CQHP	CAMB 2019-LIFE	CANTOR CRE LENDING LP

CANTOR REPO WITH MET LIFE	CAPITAL LEASE WAREHOUSE-398	CAPITAL LEASE WAREHOUSE-526

APPENDIX A

CAPITAL SOURCE RELT 2006-A	CAPITAL TRUST, INC	CAPLEASE CDO 2005-1

CARMEL PARTNERS	CD 2006-CD2	CD 2006-CD3

CD 2007-CD4	CD 2007-CD5	CD 2016 CD2

CD 2016-CD2 COMPANION	CD 2017-CD5	CD 2017-CD5 COMPANION

CD 2017-CD6	CD 2017-CD6 COMPANION	CF RFP SELLER WAREHOUSE

CF TRANS SELLER II WAREHOUSE	CF TRANS SELLER III WAREHOUSE	CFCRE 2016-C3

CFCRE 2016-C3 COMPANION	CFCRE 2016-C4	CFCRE 2016-C6

CFCRE 2016-C6 COMPANION	CFCRE 2017-C8	CFCRE 2017-C8 COMPANION

CG FUNDING I LLC	CG FUNDING II LLC	CG FUNDING IIII LLC

CGCMT 2013-GC15	CGCMT 2013-GC17	CGCMT 2014-GC19

CGCMT 2014-GC19 COMPANION	CGCMT 2014-GC21	CGCMT 2014-GC25

CGCMT 2015-101A	CGCMT 2015-GC27	CGCMT 2015-GC27 COMPANION

CGCMT 2015-GC31	CGCMT 2015-GC33	CGCMT 2015-GC33 Companion

APPENDIX A

CGCMT 2015-P1	CGCMT 2015-P1 Companion	CGCMT 2015-SSHP

CGCMT 2016-C1	CGCMT 2016-C1 COMPANION	CGCMT 2016-GC36-SPECIAL SERVIC

CGCMT 2016-GC37	CGCMT 2016-P3	CGCMT 2016-P4

CGCMT 2016-P4 COMPANION	CGCMT 2017-1500	CGCMT 2017-B1

CGCMT 2017-B1 COMPANION	CGCMT 2017-P7	CGCMT 2017-P7 COMPANION

CGCMT 2017-P8	CGCMT 2017-P8 COMPANION	CGCMT 2018-C6

CGCMT 2018-C6 COMPANION	CGCMT 2019-C7	CGCMT 2019-C7 COMPANION

CGCMT 2019-GC43	CGCMT 2019-GC43 COMPANION	CGMS 2017-MDDR POOL A

CGMS 2017-MDDR POOL B	CGMS 2017-MDDR POOL C	CGRBS 2013-VNO5TH

CGWF 2013-RKWH	CGWF 2013-RKWH COMPANION	CHASE 1999-2

CHASE 2000-3	CHINA ORIENT ENHANCED INCOME	CHT 2017-COSMO

CIBC	CITI REAL ESTATE FUNDING WH	CITIGROUP 2006 C5

CITIGROUP 2007-C6	CITIGROUP 2012-GC8	CITIGROUP 2012-GC8 COMPANION

APPENDIX A

CITIGROUP 2013-375P	CITIGROUP 2013-375P COMPANION	CITIGROUP 2013-GCJ11

CITIGROUP GLOBAL MARKETS REALTY CORP	CLAROS MORTGAGE TRUST WAREHOUSE	CLEARINGHOUSE COMMUNITY

CLEARVIEW CAP/MOORES HILL WARHOUSE	CLI INSURANCE SERVICING	CLMT 2016-CLNE

CLNC CREDIT 6 LLC	CLNC Credit 7, LLC	CLNS 2017-IKMZ

CLNS 2017-IKMZ COMPANION	CLNS 2017-IKPR	CMAT 1999 C1

CMTG GS FINANCE (MACK RE)	CMTG SG Finance LLC	CMTG/CN MORTGAGE REIT LLC (MA

COBALT 2006-C1	COBALT 2007- C3	COBALT 2007- C3 COMPANION

COBALT 2007-C2	COBALT 2007-C2 COMPANION	COLD 2017-ICE3

COLONY CDCFIV WAREHOUSE	COLONY COLFINNOMA WAREHOUSE	COLONY NORTHSTAR AMC OPCO WH

Colony Northstar Credit Real Estate Inc	COLONY NSTAR (CLNC Credit 8 LLC) REPO	COLUMN FINANCIAL

COMM 2009-K3	COMM 2009-K4 PRIMARY	COMM 2010-C1

COMM 2012-CCRE1	COMM 2012-CCRE2	COMM 2012-CCRE3

COMM 2012-CCRE4	COMM 2012-CCRE4 COMPANION	COMM 2012-LC4

APPENDIX A

COMM 2013-CCRE10	COMM 2013-CCRE10 COMPANION	COMM 2013-CCRE12

COMM 2013-CCRE13	COMM 2013-CCRE6	COMM 2013-CCRE6 COMPANION

COMM 2013-FL3 COMPANION	COMM 2013-SFS	COMM 2013-WWP

COMM 2013-WWP COMPANION	COMM 2014-277P	COMM 2014-CCRE14

COMM 2014-CCRE14 COMPANION	COMM 2014-CCRE15 PRIMARY	COMM 2014-CCRE20

COMM 2014-CCRE20 COMPANION	COMM 2014-FL4	COMM 2014-FL5

COMM 2014-LC15	COMM 2014-LC15 COMPANION	COMM 2014-LC17

COMM 2014-PAT	COMM 2014-UB6 PRIMARY ONLY	COMM 2014-UBS3

COMM 2014-UBS3 COMPANION	COMM 2014-UBS5	COMM 2014-UBS5 COMPANION

COMM 2015 -3BP	COMM 2015-CCRE22	COMM 2015-CCRE22 COMPANION

COMM 2015-CCRE23	COMM 2015-CCRE23 COMPANION	COMM 2015-CCRE24

COMM 2015-CCRE24 COMPANION	COMM 2015-CCRE25	COMM 2015-CCRE26

COMM 2015-CCRE26 COMPANION	COMM 2015-LC23	COMM 2015-LC23 COMPANION

APPENDIX A

COMM 2015-PC1	COMM 2015-PC1 COMPANION	COMM 2016-787S

COMM 2016-787S COMPANION	COMM 2016-CCRE28	COMM 2016-DC2

COMM 2016-DC2 COMPANION	COMM 2017-DLTA	COMM 2017-PANW

COMM 2018-HOME	COMM 2018-HOME COMPANION	COMM 2020-CX

COMM 2020-CX COMPANION	COMM07FL14	COMM07FL14 (COMPANION) 2_SOCIETE GENERAL

COMM07FL14 (NONPOOLED)	COMMUNITY SOUTH BANK PORTFOLIO	CORE 2015- TEXW

CORE 2015-CALW	CORE 2015-WEST	CORE 2019-CORE

COUNTRYWIDE 2007-MF1	CPLV 2017-VICI	CPTS 2019-CPT

CPTS 2019-CPT COMPANION	CRE/AFS ESCROW ONLY LOANS	CRESS 2008-1 CDO_PLAZAELSEGUNDO

CREST 2003-2	CS FIRST BOSTON 1998 C2	CSAIL 2015-C2

CSAIL 2015-C2 COMPANION	CSAIL 2015-C4	CSAIL 2016-C7

CSAIL 2016-C7 COMPANION	CSAIL 2017-C8	CSAIL 2017-C8 COMPANION

CSAIL 2018 -CX12	CSAIL 2018-C14	CSAIL 2018-C14 COMPANION

APPENDIX A

CSAIL 2018-CX12 COMPANION	CSCMC 2007-C4	CSCMT 2007-C2

CSCMT 2007-C3	CSF99C01	CSFB 2006-C2

CSFB94CFB1	CSMC 2014-USA	CSMC 2016-MFF

CSMC 2016-NXSR	CSMC 2016-NXSR COMPANION	CSMC 2017-CHOP

CSMC 2017-PFHP	CSMC 2017-TIME	CSMC 2018-SITE

CSMC 2018-SITE COMPANION	CST 2017-SKY	CSWF 2018-TOP

DAVIS COMPANIES WAREHOUSE	DBCCRE 2014-ARCP	DBCG 2017-BBG

DBGS 2018-1	DBGS 2018-C1 COMPANION	DBJPM 2016-C1

DBJPM 2016-C1 COMPANION	DBJPM 2016-SFC	DBJPM 2016-SFC COMPANION

DBUBS 2011- LC3	DBUBS 2011-LC1	DBUBS 2011-LC1 COMPANION

DBUBS 2011-LC2	DBUBS 2017-BRBK	DBUBS 2017-BRBK COMPANION

DBWF 2015-LCM	DBWF 2016-85T	DBWF 2016-85T COMPANION

DBWF 2018-AMXP	DCOT 2019-MTC	DCOT 2019-MTC COMPANION

APPENDIX A

DELPHI CRE FUNDING (ACORE WAREHOUSE)	DEUTSCHE TRUST COMPANY LIMITED	DEXIA REAL ESTATE CAPITAL MARK

DLJ 1998-CG1	DLJ 1999-CG2	DLJ 1999-CG3

DMARC 1998-C1	DNZN 2020-DNZN - Special Service	DOLLAR GENERAL

DRAWBRIDGE WAREHOUSE	DREAMSPRING	ELLIOTT WAREHOUSE

ENERGY PLAZA LEASE TRUST 2002	Entrepreneur Fund Strategy	FG MANAGEMENT (FGUSRED) WAREHOE

FII F DEBT ACCT PTE LTD	First Tennessee Bank	FIRSTKEY MASTER SELLER 1 LLC

FKL 2015-SFR1	FKL SELLER 1 LLC -WF REPO	FMPRE 2017-KT02

FMPRE 2018-KT03	FNMA World Savings	FORT 2018-1

FORT CRE 2016-1	FORT CRE 2018-1 COMPANION	FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE

FORTRESS CREDIT CORP WAREHOUSE	FORTRESS REPO WITH NATIXIS	FOUR TIMES SQUARE 2006 - 4TS

FREDDIE MAC 2010 K-SCT	FREDDIE MAC WHOLE LOAN FUND -H	FREDDIE MAC-NREF Mezz

FREDDIE MAC-WHOLE LOAN FUND 20	FREMF 2010-K6 PRIMARY ONLY	FREMF 2010-K7

FREMF 2010-K8	FREMF 2010-K9	FREMF 2011 K12 PRIMARY ONLY

APPENDIX A

FREMF 2011-K10 - PRIMARY ONLY	FREMF 2011-K11	FREMF 2011-K13

FREMF 2011-K14 PRIMARY ONLY	FREMF 2011-K15	FREMF 2011-K16 - PRIMARY ONLY

FREMF 2011-K702	FREMF 2011-K703	FREMF 2011-K704

FREMF 2011-KAIV PRIMARY ONLY	FREMF 2012 - K19 PRIMARY ONLY	FREMF 2012-K17 PRIMARY AND SPECIAL

FREMF 2012-K18 - PRIMARY ONLY	FREMF 2012-K20	FREMF 2012-K21 - PRIMARY ONLY

FREMF 2012-K22 (PRIMARY ONLY)	FREMF 2012-K23	FREMF 2012-K705 - PRIMARY ONLY

FREMF 2012-K706	FREMF 2012-K707	FREMF 2012-K708

FREMF 2012-K709 - PRIMARY ONLY	FREMF 2012-K710 PRIMARY ONLY	FREMF 2012-K711

FREMF 2012-KP01 PRIMARY ONLY	FREMF 2013 K28 (PRIMARY)	FREMF 2013 K29 (MASTER)

FREMF 2013 K30 MASTER	FREMF 2013 K32 PRIMARY ONLY	FREMF 2013 K713

FREMF 2013-K24 (PRIMARY ONLY)	FREMF 2013-K25	FREMF 2013-K26

FREMF 2013-K27	FREMF 2013-K31	FREMF 2013-K33

FREMF 2013-K34	FREMF 2013-K35 (PRIMARY)	FREMF 2013-K712 PRIMARY ONLY

APPENDIX A

FREMF 2013-KS01 PRIMARY	FREMF 2014 - K503-SPECIAL SERV	FREMF 2014 K37 (PRIMARY)

FREMF 2014 K39 PRIMARY	FREMF 2014 K715	FREMF 2014 KS02

FREMF 2014-K36	FREMF 2014-K38 PRIMARY	FREMF 2014-K40

FREMF 2014-K41 (PRIMARY)	FREMF 2014-K714	FREMF 2014-K716

FREMF 2014-K717 PRIMARY	FREMF 2014-KF04	FREMF 2014-KF05

FREMF 2014-KX01 (PRIMARY)	FREMF 2015 - K718	FREMF 2015-K1501 PRIMARY

FREMF 2015-K42	FREMF 2015-K43 (PRIMARY)	FREMF 2015-K44

FREMF 2015-K45	FREMF 2015-K46 PRIMARY	FREMF 2015-K47

FREMF 2015-K48	FREMF 2015-K49	FREMF 2015-K50 (PRIMARY)

FREMF 2015-K51	FREMF 2015-K719	FREMF 2015-K720

FREMF 2015-K721	FREMF 2015-KF07 (PRIMARY)	FREMF 2015-KF09 (Primary Only)

FREMF 2015-KF10 (PRIMARY)	FREMF 2015-KF11	FREMF 2015-KF12

FREMF 2015-KJ01 (PRIMARY)	FREMF 2015-KJ02	FREMF 2015-KP02 (Primary

APPENDIX A

FREMF 2015-KS03	FREMF 2016 K504	FREMF 2016 K52 (PRIMARY)

FREMF 2016 K53	FREMF 2016 K54 (PRIMARY)	FREMF 2016 K55

FREMF 2016 K56 (PRIMARY)	FREMF 2016 K57	FREMF 2016 K722 (PRIMARY)

FREMF 2016 KBAM (PRIMARY AND SPECIAL)	FREMF 2016 KC01 (PRIMARY AND SPECIAL)	FREMF 2016 KF13 (PRIMARY)

FREMF 2016 KF14	FREMF 2016 KF15	FREMF 2016 KF17 (PRIMARY)

FREMF 2016 KF18 (PRIMARY AND SPECIAL)	FREMF 2016 KF19	FREMF 2016 KF20 (PRIMARY AND SPECIAL)

FREMF 2016 KF21 (PRIMARY)	FREMF 2016 KF23 (PRIMARY AND SPECIAL)	FREMF 2016 KIR1

FREMF 2016 KJ03 (PRIMARY AND SPECIAL)	FREMF 2016 KJ05 (PRIMARY AND SPECIAL)	FREMF 2016 KJ08 (PRIMARY AND SPECIAL)

FREMF 2016 KP03 (PRIMARY)	FREMF 2016 KS06	FREMF 2016 KS07

FREMF 2016 KW01	FREMF 2016 KX02 (PRIMARY)	FREMF 2016-K59

FREMF 2016-K60	FREMF 2016-K723 (PRIMARY AND SPECIAL)	FREMF 2016-KF16-SPECIAL SERVIC

FREMF 2016-KF24 (PRIMARY)	FREMF 2016-KF25 (PRIMARY)	FREMF 2016-KJ04-SPECIAL SERVIC

FREMF 2016-KJ07-SPECIAL SERVIC	FREMF 2016-KJ09 (PRIMARY AND SPECIAL)	FREMF 2017-K61

APPENDIX A

FREMF 2017-K62	FREMF 2017-K63-SPECIAL SERVICE	FREMF 2017-K64

FREMF 2017-K65	FREMF 2017-K66	FREMF 2017-K67

FREMF 2017-K68	FREMF 2017-K69	FREMF 2017-K70

FREMF 2017-K71	FREMF 2017-K725	FREMF 2017-K726

FREMF 2017-K727	FREMF 2017-K728	FREMF 2017-K729

FREMF 2017-KBF1	FREMF 2017-KF27	FREMF 2017-KF28

FREMF 2017-KF29	FREMF 2017-KF30	FREMF 2017-KF31

FREMF 2017-KF32	FREMF 2017-KF34	FREMF 2017-KF35

FREMF 2017-KF36	FREMF 2017-KF37	FREMF 2017-KF38

FREMF 2017-KF39	FREMF 2017-KF40	FREMF 2017-KF41

FREMF 2017-KGS1	FREMF 2017-KJ11	FREMF 2017-KJ12

FREMF 2017-KJ13	FREMF 2017-KJ14	FREMF 2017-KJ15

FREMF 2017-KJ16	FREMF 2017-KJ17	FREMF 2017-KJ18

APPENDIX A

FREMF 2017-KL01	FREMF 2017-KP04	FREMF 2017-KS08

FREMF 2017-KS09	FREMF 2017-KSW3 SPECIAL SERVICE	FREMF 2017-KT01

FREMF 2017-KW02	FREMF 2017-KW03	FREMF 2018 - KI03 SPECIAL SERV

FREMF 2018-K1505	FREMF 2018-K1506	FREMF 2018-K1507

FREMF 2018-K1508	FREMF 2018-K72	FREMF 2018-K73

FREMF 2018-K730	FREMF 2018-K731	FREMF 2018-K732

FREMF 2018-K75	FREMF 2018-K76	FREMF 2018-K77

FREMF 2018-K78	FREMF 2018-K79	FREMF 2018-K80

FREMF 2018-K81	FREMF 2018-K82	FREMF 2018-K83

FREMF 2018-K84	FREMF 2018-K86	FREMF 2018-KBF2

FREMF 2018-KBX1	FREMF 2018-KF42	FREMF 2018-KF43

FREMF 2018-KF44	FREMF 2018-KF45	FREMF 2018-KF46

FREMF 2018-KF47	FREMF 2018-KF48	FREMF 2018-KF49

APPENDIX A

FREMF 2018-KF50	FREMF 2018-KF51	FREMF 2018-KF52

FREMF 2018-KF53	FREMF 2018-KF55	FREMF 2018-KF56

FREMF 2018-KHG1	FREMF 2018-KI01	FREMF 2018-KI02

FREMF 2018-KJ19	FREMF 2018-KJ20	FREMF 2018-KJ22

FREMF 2018-KJ23	FREMF 2018-KL02	FREMF 2018-KL03

FREMF 2018-KP05	FREMF 2018-KS10	FREMF 2018-KSL1

FREMF 2018-KSW4	FREMF 2018-KW04	FREMF 2018-KW05

FREMF 2018-KW06	FREMF 2018-KW07	FREMF 2018-KX03

FREMF 2019 - K93	FREMF 2019-K100	FREMF 2019-K101

FREMF 2019-K102	FREMF 2019-K103	FREMF 2019-K1510

FREMF 2019-K1511	FREMF 2019-K1512	FREMF 2019-K1513

FREMF 2019-K1514	FREMF 2019-K734	FREMF 2019-K735

FREMF 2019-K87	FREMF 2019-K88	FREMF 2019-K89

APPENDIX A

FREMF 2019-K90	FREMF 2019-K92	FREMF 2019-K94

FREMF 2019-K95	FREMF 2019-K96	FREMF 2019-K97

FREMF 2019-K98	FREMF 2019-K99	FREMF 2019-KBF3

FREMF 2019-KC04	FREMF 2019-KC05	FREMF 2019-KC06

FREMF 2019-KC07	FREMF 2019-KF57	FREMF 2019-KF60

FREMF 2019-KF61	FREMF 2019-KF62	FREMF 2019-KF63

FREMF 2019-KF64	FREMF 2019-KF65	FREMF 2019-KF66

FREMF 2019-KF67	FREMF 2019-KF68	FREMF 2019-KF70

FREMF 2019-KF72	FREMF 2019-KF73	FREMF 2019-K736

FREMF 2019-KJ25	FREMF 2019-KJ26	FREMF 2019-KJ27

FREMF 2019-KL04	FREMF 2019-KS11	FREMF 2019-KS12

FREMF 2019-KS13	FREMF 2019-KW08 SPECIAL SERVIC	FREMF 2019-KW09

FREMF 2019-KW10	FREMF 2020- K116	FREMF 2020-K104

APPENDIX A

FREMF 2020-K108	FREMF 2020-K109	FREMF 2020-K111

FREMF 2020-K112	FREMF 2020-K113	FREMF 2020-K114

FREMF 2020-K115	FREMF 2020-K118	FREMF 2020-K119

FREMF 2020-K122	FREMF 2020-K1517	FREMF 2020-K738

FREMF 2020-K739	FREMF 2020-K740	FREMF 2020-K737

FREMF 2020-KF74	FREMF 2020-KF75	FREMF 2020-KF77

FREMF 2020-KF78	FREMF 2020-KF79	FREMF 2020-KF81

FREMF 2020-KF82 SPECIAL SERVICE	FREMF 2020-KF83	FREMF 2020-KF86

FREMF 2020-KF88	FREMF 2020-KF89	FREMF 2020-KF90

FREMF 2020-KF91	FREMF 2020-KF92	FREMF 2020-KF93

FREMF 2020-KF94	FREMF 2020-KF95	FREMF 2020-KG04

FREMF 2020-KHG2	FREMF 2020-KI05	FREMF 2020-KJ28

FREMF 2020-KJ29	FREMF 2020-KJ30	FREMF 2020-KJ31

APPENDIX A

FREMF 2020-KJ32 SPECIAL SERVICE	FREMF 2020-KS14	FREMF 2020-KSG1

FREMF 2020-KX04	FRESB 2018-SB47	FRESB 2018-SB50

FRESB 2018-SB51	FRESB 2018-SB53	FRESB 2018-SB55

FRESB 2018-SB57	FRESB 2019-SB58	FRESB 2019-SB60

FRESB 2019-SB61	FRESB 2019-SB62	FRESB 2019-SB65

FRESB 2019-SB66	FRESB 2019-SB67	FRESB 2019-SB68

FRESB 2019-SB69	FRESB 2020-SB70	FRETE 2017-ML01

FRETE 2017-ML03	FRETE 2018-ML04	FRETE 2019-ML06

FS CREIT FINANCE GS1	FS CREIT FINANCE WF-1 LLC	FS RIALTO 2019- FL1 CLO PARTIC

FS RIALTO 2019-FL1	FUNB 2001 C2 B NOTES	FUNB 2001 C3 B NOTES

FUNB/CHASE 1999 C2	FUNB99C1	GACM 2020-FL2 CLO

GACM 2020-FL2 COMPANION	GAHR 2015-NRF	GCCP H-1, LLC (GROSSMAN)

GE 2006 C1	GECC 2002-1	GECMC 2004 C2

APPENDIX A

GECMC 2007-C1	GEMINI ALTO CENTERVILLE WAREHOUSE	GERMAN AMERICAN CAPITAL CORPORATION WARE

GOLDMAN 2006-GG6 COMPANION	GOLDMAN 2006-GG8	GOLDMAN 2007-GG10

GOLDMAN 2010-K5 - PRIMARY ONLY	GOLDMAN SACHS 2005- ROCK	GOLDMAN SACHS WAREHOUSE

GP COMMERCIAL WF LLC REPO	GPMT 2018-FL1	GPMT 2018-FL1 COMPANION

GPMT 2019-FL2	GPMT 2019-FL2 COMPANION	GRACE 2014-GRCE

GRACE 2020-GRCE	GRACE 2020-GRCE COMPANION	Grand Avenue CRE 2019-FL1

GRANITE WAREHOUSE	GRASS RIVER SUB AGREEMENT	GREENWICH CAPITAL FINANCIAL PRODUCTS INC

GREENWICH CCFC 05 GG5 (COMPANION)	GREENWICH CCFC 2002 C1	GREENWICH CCFC 2003-C2

GREENWICH CCFC 2004-GG1	GREENWICH CCFC 2005- GG5	GREENWICH CCFC 2007-GG11

GREENWICH CCFC 2007- GG11 COMPANION	GREENWICH CCFC 2007- GG9	GREENWICH CCFC 2007- GG9 COMPANION

GS 2017-STAY	GSMS 2010-C2	GSMS 2010-C2 COMPANION

GSMS 2011-GC3	GSMS 2011-GC5	GSMS 2012-ALOHA

GSMS 2012-BWTR	GSMS 2012-GCJ7	GSMS 2012-GCJ7 COMPANION

APPENDIX A

GSMS 2012-GCJ9	GSMS 2012-SHOP	GSMS 2012-TMSQ

GSMS 2013-GC10	GSMS 2013-GC13	GSMS 2013-GCJ12

GSMS 2013-GCJ14	GSMS 2013-GCJ16	GSMS 2013-KING

GSMS 2014-GC18	GSMS 2014-GC22	GSMS 2014-GC22 COMPANION

GSMS 2014-GC26	GSMS 2015-590M	GSMS 2015-590M COMPANION

GSMS 2015-GC28	GSMS 2015-GC34	GSMS 2015-GC34 COMPANION

GSMS 2015-GS1	GSMS 2016 GS4	GSMS 2016-GS4 COMPANION

GSMS 2016-RENT	GSMS 2016-RENT COMPANION	GSMS 2017-375H

GSMS 2017-500K	GSMS 2017-GS7	GSMS 2017-GS7 COMPANION

GSMS 2017-GS8	GSMS 2017-GS8 COMPANION	GSMS 2017-SLP

GSMS 2017-SLP COMPANION	GSMS 2017-SLP REIT	GSMS 2018-3PCK

GSMS 2018-CHILL	GSMS 2018-GS10	GSMS 2018-GS10 COMPANION

GSMS 2018-GS9	GSMS 2018-GS9 COMPANION	GSMS 2018-LUAU

APPENDIX A

GSMS 2018-RIVR	GSMS 2018-SRP5	GSMS 2018-TWR

GSMS 2019-GC38	GSMS 2019-GC38 COMPANION	GSMS 2020-GC47

GSMS 2020-GC47 COMPANION	GSMSC 2010-C1	H/2 SO IV FUNDING I (WF SUB)

Hana Alternative Private Real Estate Trust No. 70	Hana Alternative Private Real Estate Trust No. 71	Hancock Capital Investment Management

HANCOCK/OPTUM BANK WAREHOUSE	HANGANG WAREHOUSE	HBST 2015-HBS

HILLCREST WAREHOUSE	HILTON 2016-HHV	HILTON 2016-HHV COMPANION

HILTON 2016-SFP	HMH 2017-NSS	HUDSON YARDS 2016-10HY

HUDSON YARDS 2016-10HY COMPANI	HUDSON YARDS 2019-30HY	HUDSON YARDS 2019-30HY COMPANI

HUDSON YARDS 2019-55HY	HUDSON YARDS 2019-55HY COMPANI	HYUNDAI INVESTMENTS (10HY MEZZ

IMT 2017-APTS	Inland Mortgage Capital LLC Warehouse	Inland Mortgage Lending REPO

Inpoint CS Loan (soundpoint Credit Suisse Repo)	INPOINT JPM WAREHOUSE	INPOINT REIT OPERATING PARTNER

Invesco CMI Investments, LP	IRVINE CORE OFFICE TRUST 2013-IRV	JAX 2019-LIC

JAX 2019-LIC COMPANION	JEMB MADISON AVE LLC (BASIS I -292 MAD)	JLC V WAREHOUSE

APPENDIX A

JLC VII WAREHOUSE	JLC WAREHOUSE I LLC	JLC WAREHOUSE IV LLC (DEUTSCHE REPO)

JLC WH & MEZZ VI LLC (JEFFRIES REPO)	John Hancock GA Mortgage Trust	JP MORGAN CHASE

JPM 2012-CIBX COMPANION	JPM Hilton Orlando Trust 2018-HLTNO	JPM06CIBC15

JPM06CIBC17	JPM07CIBC19	JPM08C2

JPM2007LDP12	JPMBB 2013-C15	JPMBB 2013-C15 COMPANION

JPMBB 2013-C17	JPMBB 2013-C17 COMPANION	JPMBB 2014-C21

JPMBB 2014-C22	JPMBB 2014-C23	JPMBB 2014-C24

JPMBB 2014-C25	JPMBB 2014-C25 COMPANION	JPMBB 2015-C28

JPMBB 2015-C29	JPMBB 2015-C30	JPMBB 2015-C30 COMPANION

JPMBB 2015-C32	JPMBB 2015-C32 COMPANION	JPMBB 2015-C33

JPMBB 2015-C33 Companion	JPMBB 2016-C1	JPMC 2002 CIBC5

JPMC 2003 CIBC6	JPMC 2003 ML1	JPMC 2003-C1

JPMC 2005-LDP2	JPMC 2006-LDP7	JPMC 2006-LDP9

APPENDIX A

JPMC 2006-LDP9 COMPANION	JPMC 2012-CIBX	JPMC 2014-C20

JPMC 2014-C20 COMPANION	JPMCC 2007-LDP10	JPMCC 2007-LDP11

JPMCC 2007-LDP11 COMPANION	JPMCC 2012-C6	JPMCC 2013-C16

JPMCC 2013-C16 COMPANION	JPMCC 2014-DSTY	JPMCC 2014-FL5

JPMCC 2014-FL5 COMPANION	JPMCC 2015-JP1	JPMCC 2015-JP1 COMPANION

JPMCC 2016-ASH	JPMCC 2016-JP2	JPMCC 2016-JP2 COMPANION

JPMCC 2016-JP4	JPMCC 2016-JP4 COMPANION	JPMCC 2016-NINE

JPMCC 2016-NINE COMPANION	JPMCC 2017-FL10	JPMCC 2017-FL10 COMPANION

JPMCC 2017-JP7	JPMCC 2017-MARK	JPMCC 2017-MARK COMPANION

JPMCC 2018-ASH8	JPMCC 2018-LAQ (La Quinta Hotel	JPMCC 2018-PTC

JPMCC 2018-PTC COMPANION	JPMDB 2016-C2	JPMDB 2016-C2 COMPANION

JPMDB 2016-C4	JPMDB 2016-C4 COMPANION	JPMDB 2017-C5

JPMDB 2017-C5 COMPANION	JPMDB 2018-C8	JPMDB 2018-C8 COMPANION

APPENDIX A

JW MARRIOTT 2017 MEZZ	KGS-ALPHA RECM WH REPO W/ CITIBANK	KIWOOM 18 WAREHOUSE

KIWOOM NONGHYUP WAREHOUSE	KTB CRE Debt Fund No. 14-1 and KTB CRE Debt Fund No. 14-2	LADDER CAPITAL IX WAREHOUSE

LADDER CAPITAL LLC REPO	LADDER CAPITALVIII REPO	LADDER DEUTSCHE REPO

LADDER JPM REPO	LADDER MET LIFE REPO	LADDER VI REIT WAREHOUSE

LADDER VI TRS WAREHOUSE	LADDER WELLS FARGO REPO	LB 1998 C4

LB 1999 C1	LB UBS 2001 C3	LB UBS 2003 C8

LB UBS 2004 C1	LB UBS 2004 C4	LB UBS 2004 C6

LB UBS 2004 C6 COMPANION	LB UBS 2004 C8	LB UBS 2004 C8 COMPANION

LB UBS 2005 C1	LB UBS 2005 C1 COMPANION	LB UBS 2006-C4

LB UBS 2006-C4 COMPANION	LB UBS 2006-C6	LB UBS 2006-C7

LB UBS 2008-C1	LB-UBS 2003-C1	LB-UBS 2005 C5

LB-UBS 2005 C7	LB-UBS 2005-C7 COMPANION	LB-UBS 2006 C1

LB-UBS 2006 C1 COMPANION	LB-UBS 2006 C3	LB-UBS 2006-C3 COMPANION

APPENDIX A

LB-UBS 2007-C2	LB-UBS 2007-C6	LB-UBS 2007-C7

LBUBS05C2	LBUBS05C3	LBUBS2005C2 COMPANION

LBUBS2005C3 COMPANION	LCCM 2014-909	LCCM 2017-FL1

LCCM 2017-FL2	LCCM 2017-FL2 COMPANION	LCCM 2017-LC26

LCCM 2017-LC26 COMPANION	LCCM 2020-FL3	LCCM 2020-FL3 PML

LCCM2013GCP	LCF UBS Bank Repo	LEHMAN BROTHERS WAREHOUSE

LEHMAN-UBS 2005 C5 COMPANION	LEONARDO ASSET FUND	LIBREMAX WAREHOUSE

LOANCORE (JEFFERIES) WAREHOUSE	LOANCORE CAPITAL REIT WAREHOUSE	LONE STAR REPO WITH WELLS FARGO

LONESTAR (RELIUS) WAREHOUSE 2013	LONESTAR REPO WITH CB	LSTAR 2015-3

LSTAR 2016-4	LSTAR 2017-5	LSTAR 2017-5 COMPANION

LSTAR I LLC REPO	LSTAR II LLC (CITIREPO)	LVS II SPE XXI (PIMCO WH)

M360 2018-CRE CLO	M360 2018-CRE1 COMPANION	M360 2019-CRE2

M360 2019-CRE2 COMPANION	M360 JP WAREHOUSE	M360 MCREIF WAREHOUSE

APPENDIX A

M360 WH-1 FL Seller, LLC	MACH II HILLCREST INVESMENTS	MACK RE (CMTG MORGAN STANLEY R

MACK RE (DEUTSCHE BANK REPO)	MACK RE BAR	MAD 2017-330M

MAGUIRE CAPITAL GROUP WH	MAIDEN 2008-1	MAN REAL ESTATE DEBT INVESTMENT

MANHATTAN WEST 2020-1MW	MANHATTAN WEST 2020-1MW COMPAN	MARATHON ASSET MANAGEMENT, LLC

MARATHON MAM REPO	MARATHON REAL ESTATE CDO 2006-1	MERRILL LYNCH 2008-C1

MEZZ CAP 2004-C1	MEZZ CAP 2004-C2	MEZZ CAP 2005-C3

MEZZ CAP 2006-C4	MEZZ CAP 2007-C5	MEZZ CAP LLC (FKA CBA MEZZ)

MFF MEZZANINE	MIDAS ASSET WAREHOUSE	MIDDLE MARKET BANKING

MILLINIUM INMARK NONGHYUP	Mirae Asset Management	MKP CREDIT MASTER FUND WAREHOUSE

MKT 2020-525 COMPANION	MKT 2020-525M	ML 1997-C2

ML 1998-C3	ML-CFC 2006-1	MLCFC 2007 C7

ML-CFC 2007-6	ML-CFC 2007-7	MLCFC06-4

MLCFC07-5	MLCFC07-5 (COMPANION)_LEXINGTON	MLCFC07-6

APPENDIX A

MLCFC07-6 (COMPANION)_ASTAR	MLCFC07-8	MLCFC07-9

MLFT 2006-1	MLFT 2006-1 (COMPANION)_CAPTRUST	MLMT 2005-CKI1

MLMT 2006-C2	MLMT06C1	MLMT07C1

MOFT 2020 - ABC	MOFT 2020 - ABC COMPANION	MORGAN GUARANTY TRUST CO. OF NY

MORGAN STANLEY	MORGAN STANLEY 2007-HQ13	MORGAN STANLEY 2011-C3

MORGAN STANLEY 2020-HR8	MORGAN STANLEY 2020-HR8 COMPANION	MORGAN STANLEY BAML 2012-C6

MORGAN STANLEY SHADOW	MORGAN STANLEY WAREHOUSE	MS03TOP11

MS04TOP13	MS04TOP15	MS05TOP17

MS05TOP19	MS06TOP21	MS06TOP23

MS07TOP25	MS07TOP27	MS07TOP27 AW34 (NONPOOLED)

MS08TOP29	MS2000PRIN	MSBAM 2013-C11

MSBAM 2013-C11 COMPANION	MSBAM 2013-C12	MSBAM 2013-C12 COMPANION

MSBAM 2013-C13	MSBAM 2013-C8	MSBAM 2013-C8 COMPANION

APPENDIX A

MSBAM 2014-C14	MSBAM 2014-C15	MSBAM 2014-C15 COMPANION

MSBAM 2014-C16	MSBAM 2014-C17	MSBAM 2014-C18

MSBAM 2014-C19	MSBAM 2014-C19 COMPANION	MSBAM 2015-C22

MSBAM 2015-C22 COMPANION	MSBAM 2015-C23	MSBAM 2015-C23 COMPANION

MSBAM 2015-C24	MSBAM 2015-C25	MSBAM 2015-C25 COMPANION

MSBAM 2015-C26	MSBAM 2015-C27	MSBAM 2015-C27 COMPANION

MSBAM 2016-C28	MSBAM 2016-C28 COMPANION	MSBAM 2016-C29

MSBAM 2016-C30	MSBAM 2016-C30 COMPANION	MSBAM 2016-C31

MSBAM 2016-C31 COMPANION	MSBAM 2016-C32	MSBAM 2017-C33

MSBAM 2017-C33 COMPANION	MSBAM 2017-C34	MSBAM 2017-C34 COMPANION

MSC 2014-CPT	MSC 2014-MP	MSC 2015-420

MSC 2015-420 COMPANION	MSC 2016-BNK2	MSC 2016-BNK2 Companion

MSC 2017-ASHF	MSC 2017-HR2	MSC 2017-HR2 COMPANION

APPENDIX A

MSC 2018-H3	MSC 2018-H3 COMPANION	MSC 2018-MP

MSC 2018-MP COMPANION	MSC 2019-L3	MSC 2019-L3 COMPANION

MSC05HQ6	MSC05HQ6 (COMPANION)_PRUDENTIA L	MSC05HQ7

MSC06HQ10	MSC06IQ11	MSC07HQ12

MSC07HQ12 (COMPANION) 1_CIT	MSC07IQ13	MSC07IQ14

MSC07IQ16	MSC98WF2	MSC99WF1

MSCBB 2016-MART	MSCBB 2016-MART COMPANION	MSCCG 2018-SELF

MSCI 2005-TOP19 COMPANION	MSCI 2016-PSQ	MSCI04IQ7

MSCI04IQ8	MSCI05IQ9	MSCI06HQ8

MSCI06HQ9	MSCI06TOP21 (NONPOOLED)	MSCI2007IQ16

MSD01TP3	MSDB 2017-712F	MSDWMC OWNER TRUST 2000-F1

MSFMSFF WH	MSJP 2015-HAUL	MSSG 2017-237P

MSSG 2017-237P COMPANION	MTRO 2019-TECH	MUFG UNION BANK WAREHOUSE

APPENDIX A

NATIXIS WAREHOUSE	NBS REAL ESTATE CAPITAL WAREHOUSE	NCMS 2018-850T

NCMS 2018-850T COMPANION	NCMS 2018-ALXA	NCMS 2018-ALXA COMPANION

NCMS 2018-FL1	NCMS 2018-FL1 COMPANION	NCMS 2018-PREZ

NCMS 2018-PREZ COMPANION	NCMS 2018-SOX	NCMS 2018-SOX COMPANION

NCMS 2018-TECH	NOHT 2019-HNLA	NORTHSTAR (CB LOAN NT-II,LLC) CB REPO

NORTHSTAR (IVERNESS HOTEL SLNT-II) REPO	NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE	NORTHSTAR 2016-1

NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)	NORTHSTAR CDO VI	NORTHSTAR CDO VIII

NORTHSTAR CENTENNIAL REPO	NORTHSTAR DB LOAN NT-II REPO	NORTHSTAR WAREHOUSE

NORTHSTAR-CITI REPO WAREHOUSE	NORTHSTAR-DB REPO WAREHOUSE (NRFC)	NORTHSTAR-DB REPO WAREHOUSE (NSINCOME)

NS INCOME REIT HOLDINGS LLC WH	NS RE INCOME OPERATING PARTNESHIP II, LP	NStar (MS Loan NT-I, LLC) MS Repo

NSTAR (MS LOAN NT-II, LLC) MS REPO	NXT CAPITAL FUNDING II, LLC	NYT 2019-NYT

NYT 2019-NYT COMPANION	OAKTREE BAHAMAS ROF7 MEZZ	OBP DEPOSITOR, LLC TRUST 2010-OBP

OCH ZIFF CG FUNDING I LLC	OCH ZIFF CG FUNDING II LLC	OCM OXFORD WAREHOUSE

APPENDIX A

OMEGA WAREHOUSE	OMPT 2017-1MKT	One Bryant Park 2019-OBP

ONE LINCOLN 2004-C3	ONE WEST BANK REPO	ONE WILLIAM STREET (OWS CF IV

ONE WILLIAM STREET (OWS CF V L	ONE WILLIAM STREET (OWS CF V S	ONE WILLIAM STREET CAP MASTER FUND WH

ONE WILLIAM STREET CF IX LLC	ONE WILLIAM STREET OWS CF VI	ONE WILLIAM STREET OWS CF VII

ONYP 2020-1NYP	OPC KMPM LLC (OAKPASS) WH	OPPORTUNITY RESOURCE FUND

OREI I INVESTMENTS LLC (OHANA)	OREI II INVESTMENTS LLC (OHANA)	OWS ABS MASTER FUND II, LP

OWS BACF SPV LLC (OWS WH)	OWS BCA FUNDING WAREHOUSE	OWS CF II SPV LLC Warehouse

OWS CF III WAREHOUSE	OWS CF SUB I WAREHOUSE	OWS CF VA SPV WAREHOUSE

OWS CF VI SPV WAREHOUSE	OWS CF VIA SPV, LLC	OWS COF I MASTER WH

OWS COMMERCIAL FUNDING 7 WAREH	OWS COMMERCIAL FUNDING II, LTD	OWS Commercial Funding, LLC

OWS COMMERCIAL MEZZ WAREHOUSE	OWS CREDIT OPPORTUNITY I WH	OWS I ACQUISITIONS, LLC WH

OXFORD PROPERTIES WAREHOUSE	OXFORD PROPERTIES WAREHOUSE 2	PCMT03PWR1

PCRED LENDING II OFFSHORE WAR	PCRED LENDING III WAREHOUSE	PCRED LENDING IV WAREHOUSE

APPENDIX A

PCRED LENDING V COMPANION	PCRED LENDING V WAREHOUSE	PCT 2016-PLSD

PDILS PCILS PFLEX (PIMCO)	PERSI WF WAREHOUSE	PFP 2015-2

PFP 2017-3 CLO	PFP 2017-3 CLO COMPANION	PFP 2017-4 CLO

PFP 2017-4 COMPANION	PFP 2019-5	PFP 2019-5 COMPANION

PFP 2019-6 CLO	PFP 2019-6 CLO COMPANION	PFP II SUB I, LLC

PFP V SUB I LLC	PFP V SUB I LLC REPO	PFP V SUB II LLC

PFPIII	PILLAR FUNDING LLC WAREHOUSE	PIMCO (TOCU I LLC)

PIMCO (TOCU II AND GCCU II) WH	PIMCO Bermuda Trust II: PimcoBermuda Income Fund	PIMCO FUND WAREHOUSE

PIMCO Funds: PIMCO Income Fund	PIMCO Funds: PIMCO Total Return Fund	PIMCO PIF INVESTMENTS OFFSHORE

PIMCO PIF ONSHORE I	PIMCO PIF ONSHORE II	PIMCO/GOLDMAN REPO

PNC Bank	PREDF WAREHOUSE	PRIME PFP VI SUB I Warehouse

PRIME PFP VI SUB IX Warehouse	PRIME FINANCE PARTNERS II, L.P.	PRIME MORGAN STANLEY REPO

PRIME PFP (CAPITAL ONE REPO)	PRIME PFP (CITI REPO)	PRIME PFP VI WAREHOUSE

APPENDIX A

PRIME REPO WITH METLIFE	PRIME REPO WITH U.S. BANK	PROPHET WAREHOUSE

PROSIRIS Warehouse	PSBAmherst Finance Construction WH	QCMT13QC

Quadrant Debt Fund, LP	Quadrant Mezz Fund, LP (approved under QMP Management LLC)	QUADRANT MEZZANINE WAREHOUSE

RAITH RE FUND I LP WAREHOUSE	RAMSFIELD (CVI ESJ LLC ) WAREH	RAYMOND JAMES BANK

RBS Citizens	RBSCF 2013-GSP	RBSCF 2013-SMV

RCC REAL ESTATE WAREHOUSE	RCP SUB WF REPO	RECM AND COMPASS (KR OFFICE 2)

RECM FANNIE MAE II	RECM FANNIE MAE TRANSFER	RECM GUGGENHEIM

RECM NUVEEN	RECM WFFL SELF STORAGE	REGIONS BANK WAREHOUSE

REMIC ASSET HOLDINGS WAREHOUSE	RESOURCE (RCC REAL ESTATE SPE	RESOURCE CAPITAL CORP. WAREHOUSE

RESOURCE CAPITAL REPO WAREHOUSE	RESOURCE REPO (WF) WAREHOUSE	RESOURCES REPO WITH DB

Rialto Real Estate Fund III-Debt LP	RIALTO REPO WITH WF	RIALTO RREF-IV D REPO

RIALTO RREF-IV D WAREHOUSE	RIALTO WAREHOUSE 2013	RIVER MARKET BROE WAREHOUSE

RMF SUB 4 LLC (CITIREPO)	RMF SUB 5 (BARCLAYS REPO)	RMF SUB LLC WF REPO

APPENDIX A

RMF SUB2 LLC (RIALTO REPO)	ROC BRIDGE (BARCLAY REPO)	ROC DEBT STRATEGIES (BRIDGE RE)

ROC DEBT STRATEGIES II MORGAN	ROC DEBT STRATEGIES II WAREHOUSE	ROC DEBT STRATEGY FUND MANAGER LLC

ROCKINCOME WAREHOUSE	ROCKWOOD (375 PARK) WAREHOUSE	ROCKWOOD CAPITAL LLC

ROCKWOOD CAPITAL REAL ESTATE	ROCKWOOD CAPITAL, LLC (NORTHROCK)	ROSS 2017-ROSS

RREF III RIALTO WAREHOUSE	RSO 2015-CRE3	RSO 2015-CRE3 Companion

RSO 2015-CRE4	RSO 2015-CRE4 (Companion)	SAMSUNG MEZZ LLC

SAPIR ORGANIZATION(1009 5TH AV	SAS WAREHOUSE 2013 (H2)	SBL 2015-KIND

SBL 2016-KIND	SCG 2013-SRP1	Seer Capital Management LP

SFAVE 2015-5AVE	SG CAPITAL PARTNERS WAREHOUSE	SG CAPITAL PARTNERS/FORETHOUG

SGCMS 2016-C5	SGCMS 2016-C5 COMPANION	SGCMS 2019-787E

SGCMS 2019-787E COMPANION	SGCMS 2020-COVE	SGCMS 2020-COVE COMPANION

SGCP 2018-FL1	SGCP 2018-FL1 COMPANION	SHELTER GROWTH FUND I MRA WH

SHELTER GROWTH HEDGE FUND WARE	SHELTER GROWTH JPM WAREHOUSE	SHELTER GROWTH MRA

APPENDIX A

SHELTER GROWTH OPPORTUNITIES	SHELTER OPPORTUNITIES WAREHOUSE	SILVERPEAK RE FINANCE LLC WAREHOUSE

SILVERSTEIN WAREHOUSE	SINGERMAN (RIDGMAR MEZZ LOAN)	SL GREEN - JPM REPO

SL GREEN LOAN SERVICES WH	SL GREEN REALTY CORP/GRAMERCY	SL GREEN WAREHOUSE

SMC 2017-TIME COMPANION	SOCIETE GENERALE WAREHOUSE	SOUND MARK HORIZONS FUND LP WAREHOUSE

SOVEREIGN BANK NA	SPREF WH II WF REPO	SPREF WH III (SILVERPEAK) COLUMN REPO

SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	SRPT 2014-STAR	STARWOOD (JP MORGAN REPO)

STARWOOD 14 AND 14A/ JP REPO	STARWOOD CAP REPO	STARWOOD CITI REPO SUB

STARWOOD METLIFE REPO	STARWOOD MORT FUNDING-MORGAN STANLEY REP	STARWOOD MORT SUB 18 AND SUB 1

STARWOOD MORTGAGE CAPITAL WAREHOUSE	STARWOOD MORTGAGE FUNDING V LL	STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE

Starwood Property Mortgage Sub-19, LLC and Starwood Property Mortgage Sub-19-A LLC	STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.	Starwood Property Mortgage Sub-21, LLC and Starwood Property Mortgage Sub-21-A LLC

STARWOOD SUB 14 REPO	STARWOOD SUB 22 -22A (BARCLAY	STARWOOD SUB 23 -23A (GOLDMAN

STARWOOD SUB 24 -24A (BMO Harr	STARWOOD SUB 25 -25A (SOCGEN	STARWOOD16 REPO

STRATEGIC ASSET SERVICES LLC W	STRATEGIC ASSET SERVICES MEZZ	STRATEGIC LAND JOINT VENTURE 2

APPENDIX A

STWD 2018-URB	STWD 2019-FL1	STWD 2019-FL1 COMPANION

SUMITOMO WAREHOUSE	TACONIC/AXONIC 4000 WAREHOUSE	TALL PINES WAREHOUSE

TCG BARRETT WOODS HOLDING WH	TD BANK	TEACHERS INSURANCE & ANNUITY ASSOCIATION

TIAA 2007-C4	TIMES SQUARE HOTEL TRUST	TMSQ 2014-1500

TOCU II LLC (PIMCO ENTITY)	TOCU II, LLC (PIMCO SLAM)	TOLIS CINCI WAREHOUSE

TRIANGLE (NORTHSIDE-ROSSER DEB	TRIANGLE (NORTHSIDE-ROSSER DEBT HOLDING)	TRIANGLE TCG POINTE WAREHOUSE

TRIANGLE WAREHOUSE	TRT LENDING SUBSIDIARY II LLC WAREHOUSE	TRTX 2018-FL1 CLO

TRTX 2018-FL1 COMPANION	TRU TRUST 2016-TOYS	TSQ 2018-20TS COMPANION

TUEBOR WAREHOUSE (LADDER)	UBS 2012-C1	UBS 2017-C1

UBS 2017-C1 COMPANION	UBS 2017-C4	UBS 2017-C4 COMPANION

UBS 2017-C6	UBS 2017-C6 COMPANION	UBS 2017-C7

UBS 2017-C7 COMPANION	UBS 2018-C10	UBS 2018-C10 COMPANION

UBS 2019-C17	UBS 2019-C17 COMPANION	UBS 2019-C18

APPENDIX A

UBS 2019-C18 COMPANION	UBS AG WAREHOUSE	UBS-BARCLAYS 2012-C2

UBS-BARCLAYS 2012-C4	UBS-CITIGROUP 2011-C1	UBSCM 2018-NYCH

UCB07-1	UNION BANK	US 2018-USDC

US BANK NA	VDNO 2013-PENN	VERTICAL CRE CDO

Vestas Qualified Investors Private Real Estate Fund Investment Trust No. 35	VLS 2020-LAB	VNO 2012-6AVE

VORNADO DP LLC 2010-VNO	VORNADO REALTY L.P. WAREHOUSE	WABR16BOCA SPECIAL SERVICING

WACHOVIA 2003-C5	WACHOVIA 2003-C6	WACHOVIA 2003-C7

WACHOVIA 2004 C11	WACHOVIA 2004 C15	WACHOVIA 2004-C12

WACHOVIA 2005 C17	WACHOVIA 2005-C16	WACHOVIA 2005-C18

WACHOVIA 2005-C20	WACHOVIA 2005-C21	WACHOVIA 2005-C21 (COMPANION)

WACHOVIA 2006-C23	WACHOVIA 2006-C24	WACHOVIA 2006-C25

WACHOVIA 2006-C26	WACHOVIA 2006-C27	WACHOVIA 2006-C27 - COMPANION

WACHOVIA 2006-C28	WACHOVIA 2006-C29	WACHOVIA 2006-C29 COMPANION

APPENDIX A

WACHOVIA 2007-C30	WACHOVIA 2007-C30 COMPANION	WACHOVIA 2007-C31

WACHOVIA 2007-C31 COMPANION	WACHOVIA 2007-C32	WACHOVIA 2007-C33

WACHOVIA 2007-C33 COMPANION	WACHOVIA 2007-C34	WACHOVIA 2007-C34 COMPANION

WACHOVIA 2007-WHALE 8 NON TRUST	WACHOVIA GENERAL PARTICIPANT	WACHOVIA RED - TAX CREDIT

WACHOVIA STRUCTURED FINANCE	WALNUT141 WAREHOUSE	WASHINGTON SUB, LLC

WBHT 2019-WBM	WELLS FARGO BANK-PARTICIPATION	WELLS FARGO IMMG

WEST RIVER WAREHOUSE	WEST TOWN MALL TRUST 2017-KNOX	WEST TOWN MALL TRUST 2017-KNOX COMPANION

WESTERN ALLIANCE BANK WAREHOUSE	WESTIN ST FRANCIS MEZZ (MORGAN STANLEY)	WF LCC V LLC WAREHOUSE

WFB - BRIDGE LOANS	WFB - CORPORATE NET LEASE	WFB - EVERBANK TRANSFER

WFB - HELD FOR SALE	WFB - PORTFOLIO	WFB - PORTFOLIO SLAM

WFB - SLAM CMBS CLEAN UP	WFB - WFRF MCDONALDS	WFB - WFRF PORTFOLIO

WFB NA CLI PERM LOANS	WFB NA CRE PMG LOANS	WFB NA CRE PMG LOANS

WFBCREAM	WFBNA ITF CITIBANK NA	WFCF UCC/INSURANCE SERVICING

APPENDIX A

WFCF-Cap Fin Corp Canada	WFCF-Cap Fin LLC	WFCF-TradeCap Serv Inc

WFCF-UK London Branch	WFCM 2012-LC5	WFCM 2013-120B

WFCM 2013-BTC	WFCM 2013-LC12	WFCM 2014-LC16

WFCM 2014-LC18	WFCM 2015-BXRP	WFCM 2015-C26

WFCM 2015-C27	WFCM 2015-C28	WFCM 2015-C28 COMPANION

WFCM 2015-C29	WFCM 2015-C30	WFCM 2015-C31

WFCM 2015-C31 Companion	WFCM 2015-LC20	WFCM 2015-LC20 COMPANION

WFCM 2015-LC22	WFCM 2015-NXS1	WFCM 2015-NXS1 COMPANION

WFCM 2015-NXS2	WFCM 2015-NXS2 COMPANION	WFCM 2015-NXS3

WFCM 2015-NXS3 COMPANION	WFCM 2015-NXS4	WFCM 2015-P2

WFCM 2015-SG1	WFCM 2016-BNK1	WFCM 2016-BNK1 COMPANION

WFCM 2016-C32	WFCM 2016-C33	WFCM 2016-C34

WFCM 2016-C34 COMPANION	WFCM 2016-C35	WFCM 2016-C35 COMPANION

APPENDIX A

WFCM 2016-C36	WFCM 2016-C36 COMPANION	WFCM 2016-C37

WFCM 2016-C37 COMPANION	WFCM 2016-LC24	WFCM 2016-LC24 COMPANION

WFCM 2016-LC25	WFCM 2016-LC25 COMPANION	WFCM 2016-NXS5

WFCM 2016-NXS6	WFCM 2016-NXS6 COMPANION	WFCM 2017-C38

WFCM 2017-C38W	WFCM 2017-C39	WFCM 2017-C39 COMPANION

WFCM 2017-C40	WFCM 2017-C40 COMPANION	WFCM 2017-C41

WFCM 2017-C41 COMPANION	WFCM 2017-C42	WFCM 2017-C42 COMPANION

WFCM 2017-HSDB	WFCM 2017-RB1	WFCM 2017-RB1 COMPANION

WFCM 2017-RC1	WFCM 2017-RC1 COMPANION	WFCM 2017-SMP

WFCM 2018-1745	WFCM 2018-AUS	WFCM 2018-BXI

WFCM 2018-C43	WFCM 2018-C43 COMPANION	WFCM 2018-C44

WFCM 2018-C44 COMPANION	WFCM 2018-C45	WFCM 2018-C45 COMPANION

WFCM 2018-C46	WFCM 2018-C46 COMPANION	WFCM 2018-C47

APPENDIX A

WFCM 2018-C47 COMPANION	WFCM 2018-C48	WFCM 2018-C48 COMPANION

WFCM 2019-C49	WFCM 2019-C49 COMPANION	WFCM 2019-C50

WFCM 2019-C50 COMPANION	WFCM 2019-C51	WFCM 2019-C51 COMPANION

WFCM 2019-C52	WFCM 2019-C52 COMPANION	WFCM 2019-C53

WFCM 2019-C53 COMPANION	WFCM 2019-C54	WFCM 2019-C54 COMPANION

WFCM 2019-JWDR	WFCM 2020-C55	WFCM 2020-C55 COMPANION

WFCM 2020-C56	WFCM 2020-C56 COMPANION	WFCM 2020-C57

WFCM 2020-C57 COMPANION	WFCM 2020-C58	WFCM 2020-C58 COMPANION

WFCM WAREHOUSE	WFCM10C1	WFCM10C1 (PARTICIPATION)_BASIS

WFEF SHADOW LOANS #2	WFLD 2014-MONT	WFRBS 2011-C3

WFRBS 2011-C5	WFRBS 2012-C10	WFRBS 2012-C6

WFRBS 2012-C7	WFRBS 2012-C8	WFRBS 2012-C9

WFRBS 2013-C11	WFRBS 2013-C12	WFRBS 2013-C13

APPENDIX A

WFRBS 2013-C14	WFRBS 2013-C15	WFRBS 2013-C16

WFRBS 2013-C17	WFRBS 2013-C18	WFRBS 2013-UBS1

WFRBS 2014-C19	WFRBS 2014-C20	WFRBS 2014-C21

WFRBS 2014-C22	WFRBS 2014-C23	WFRBS 2014-C24

WFRBS 2014-C25	WFRBS 2014-LC14	WFRBS11C2

WFRBS11C2(PARTICIPATION)_WEST RIVER	WFRBS11C4	WFRBS11C4 (COMPANION)_LIBERTYLIF E

World Savings	WPT 2017-WWP	WPT 2017-WWP COMPANION

YIELD STREET STANDALONE WAREHO	YIELDSTREET WAREHOUSE	ARKANSAS DEVELOP. FINANCE AUTH

BASIS (LOANS SOLD)	CITIBANK	CUDD & CO.

FANNIE MAE BOND CE	FANNIE MAE DUS CASH	FANNIE MAE DUS/MBS 30/360

FANNIE MAE DUS/MBS ACT/360	Federal Home Loan Mortgage	Federal Home Loan Mortgage

Federal Home Loan Mortgage	FHA POOLS	FNMA-CASH 30/360

FNMA-CASH ACTUAL/360	FNMA-CREDIT FACILITY C/E BOND	FNMA-MBS 30/360

APPENDIX A

FNMA-MBS 5-50	FNMA-MBS ACTUAL/360	FREDDIE MAC - ARC70 TEBS

FREDDIE MAC BOND CE	FREDDIE MAC BOND CE (DIRECT P)	G.N.M.A.

HARE & COMPANY	KANE AND COMPANY	MORGAN STANLEY SMITH BARNEY

NYC HOUSING DEVELOPMENTCORP	PRIVATE PLACEMENT TEBCE	ROBERT H. WILDER JR

STORMS AND COMPANY	SUN TRUST BANK	THE BANK OF NY MELLON

THE BANK OF NY MELLON TRUST CO	TILLERSAIL & CO	U.S. BANK TRUST NATIONAL ASSN.

VALLEY GROUP III, LLC WF DIRECT PURCHASE BONDS	WELLS FARGO BANK N.A.	WELLS FARGO BANK, N.A.

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL MORTGAGE
POOLS, MULTIFAMILY MORTGAGE POOLS AND OTHER STRUCTURES
(THE PLATFORM)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances,	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company are made, reviewed and approved as specified in the transaction agreements.
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X
Investor Remittances and Reporting
1122(d)(3)(i) (A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X
1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.				X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.				X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements	X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X
1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company pool assets, or such other number of days specified in the transaction agreements.
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X	X	X(2)
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X	X	X(2)
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)	There were no activities performed during the year ended December 31, 2020 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2)	The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d)(4)(xi) and (xii).